UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 17, 2017

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The 2017 Annual General Meeting of Shareholders (the “Annual Meeting”) was held on May 17, 2017.

(b)           Shareholders holding 51,198,276 shares of capital stock, representing 96.14% of the total number of shares outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy at the Annual Meeting.

The nominees listed below were elected Class III members of the Board of Directors with the respective numbers of shares voted set forth opposite their names:

Nominees	For	Against	Abstain	Broker Non-Votes
Dean J. Mitchell	47,572,089	477,859	15,469	3,132,859
Percentage of Shares Voted	98.98%	0.99%	0.03%	—
Peter S. Ringrose	47,555,620	503,595	6,202	3,132,859
Percentage of Shares Voted	98.94%	1.05%	0.01%	—
George M. Whitesides	47,555,565	503,650	6,202	3,132,859
Percentage of Shares Voted	98.94%	1.05%	0.01%	—
William D. Young	46,785,429	1,273,786	6,202	3,132,859
Percentage of Shares Voted	97.34%	2.65%	0.01%	—

The shareholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The voting results are set forth below:

	For	Against	Abstain	Broker Non- Votes
Number of Shares Voted	51,056,713	97,967	43,596	—
Percentage of Shares Voted	99.72%	0.19%	0.09%	—

The shareholders approved a non-binding advisory resolution regarding executive compensation. The voting results are set forth below:

	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	46,846,621	1,072,055	146,741	3,132,859
Percentage of Shares Voted	97.46%	2.23%	0.31%	—

The shareholders voted on a non-binding advisory resolution regarding the frequency of advisory shareholder votes on executive compensation, with a frequency of every 3 years being approved by the shareholders. The voting results are set forth below:

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes	Uncast
Number of Shares Voted	17,540,866	110,942	30,152,759	249,790	3,132,860	11,059
Percentage of Shares Voted	36.50%	0.23%	62.75%	0.52%	—	—

In light of this vote, Theravance Biopharma intends to include an advisory shareholder vote on the compensation of executives in its proxy materials every 3 years, until the next advisory vote on the frequency of shareholder votes on the compensation of executives scheduled to occur at the Company’s 2023 Annual General Meeting of Shareholders.

For more information about the foregoing proposals, see Theravance Biopharma, Inc.’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: May 18, 2017	By:	/s/ Bradford J. Shafer
Bradford J. Shafer
Executive Vice President, General Counsel and Secretary